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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 24, 2007


                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

          Delaware                 001-32593                   74-3140887
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)


                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)


                                 (781) 894-8800
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01.      Regulation FD Disclosure

         On July 24, 2007, Global Partners LP (the "Partnership") issued a press release announcing that the Board of Directors of its general partner, Global GP LLC, declared a quarterly cash distribution of $0.4725 per unit ($1.89 per unit on an annualized basis) on all of its outstanding common and subordinated units for the period from April 1, 2007 through June 30, 2007. On August 14, 2007, the Partnership will pay such cash distribution to its common and subordinated unitholders of record as of the close of business August 3, 2007. This distribution represents increases of 8.0% over the quarterly distribution of $0.4375 paid in August 2006 and approximately 1.6% over the quarterly distribution of $0.4650 paid in May 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01.      Financial Statements and Exhibits

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

       (d)      Exhibit
                -------

       99.1     Global Partners LP Press Release dated July 24, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GLOBAL PARTNERS LP
                                         By: Global GP LLC,
                                             its general partner



Dated:  July 24, 2007                    By: /s/ Edward J. Faneuil
                                             -----------------------------------
                                                 Executive Vice President,
                                                 General Counsel and Secretary




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                                  EXHIBIT INDEX


    Exhibit
     Number             Description
------------------      --------------------------------------------------------
      99.1              Global Partners LP Press Release dated July 24, 2007